                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 27, 1999


                       GREEN TREE FINANCIAL CORPORATION
                               as originator of
                         Home Equity Loan Trust 1999-A
                         -----------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                    333-63305                  41-1859796
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS employer
of incorporation)                  file number)              identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


   Registrant's telephone number, including area code:      (651) 293-3400
                                                      ------------------------



                                Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On April 27,1999, the Registrant sold approximately $1,972,000 of Certificates for Home Equity Loans, Series 1999-A (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-A (the "Trust"). The Trust property consists primarily of a pool which is comprised of closed-end home equity loans (the "Home Equity Loans"), including the right to receive payments due on the Contracts on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of February 1, 1999. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.   Description
               -----------   -----------

                   99 On April 27, 1999 the Registrant sold approximately $1,972,000 of closed-end home equity loans (the "Home Equity Loans") to Home Equity Loan Trust 1999-A (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated as of February 1, 1999 filed herewith as
                             Exhibit 99 are tables providing information with respect to the Initial and Subsequent Contracts in the aggregate, similar to the information provided with respect to the Initial Contracts in the Prospectus dated February 23, 1999. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION
                                  as originator of Home Improvement
                                  and Home Equity Loan Trust 1999-A


                              By: /s/ Joel H. Gottesman
                                  ---------------------------------------
                                  Joel H. Gottesman
                                  Senior Vice President, General Counsel
                                  and Secretary

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                               INDEX TO EXHIBITS


Exhibit Number                                                   Page
--------------                                                   ----
                                                            Filed Electronically

99   On April 27, the Registrant sold approximately
     $1,972,000 of closed-end home equity loans
     (the "Home Equity Loans") to Home Equity Loan Trust
     1999-A (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated as of February 1, 1999 filed herewith as
     Exhibit 99 are tables providing information with respect to the Initial and Subsequent Contracts in the aggregate, similar to the information provided with respect to the Initial Contracts in the Prospectus dated February 23, 1999. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.